Convertible Debenture - Schedule of Debentures fair value (Details) - USD ($) $ / shares in Units, $ in Thousands	Jun. 30, 2025	Feb. 25, 2025
Schedule of Debentures Fair Value [Abstract]
Dividend yield (%)	0.00%	0.00%
Expected volatility (%)	160.81%	114.21%
Risk-free interest rate (%)	4.29%	4.12%
Underlying share price ($) (in Dollars per share)	$ 6.53	$ 7.78
Debentures fair value ($) (in Dollars)	$ 2,086	$ 2,114